SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

CAPITAL LEASE FUNDING, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-32039	52-2414533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Maiden Lane, New York, NY		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 217-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2005, the Board of Directors of Capital Lease Funding, Inc. (the “Company” or “we”) approved a director compensation plan for 2005 for its independent directors. The details of the program are summarized as Exhibit 10.1 to this Form 8-K. Stock awards will be made pursuant to the Company’s 2004 Stock Incentive Plan (the “Plan”). The Plan and the form of restricted stock award agreement we will use for these awards have been filed as exhibits to our Form 8-K filed on February 17, 2005.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit	Description

	10.1	Independent Director Compensation Plan for 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL LEASE FUNDING, INC.

By:	/s/ PAUL C. HUGHES
Paul C. Hughes
Vice President, General Counsel and Corporate Secretary

DATE: March 25, 2005